Supplement dated January 7, 2015 to the

Flexible Premium Variable Annuity Prospectuses Listed Below

Issued by National Integrity Life Insurance Company Through its Separate Account I

Variable Annuity Prospectus	Date of Prospectus
AnnuiChoice® II (includes AnnuiChoice)	December 31, 2014
Pinnacle (before April 30, 1998); Pinnacle III (May 1, 1998 to December 31, 2001); Pinnacle IV (January 1, 2002 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)	May 1, 2014
Pinnacle V (post 1-1-12)	December 31, 2014

This supplement describes changes to the prospectuses identified above.  Please retain this supplement for future reference.

In Part 8 — Tax Aspects of the Contract, in the section titled “Tax-Favored Retirement Programs,” subsection titled Exchanges and Transfers, the following is added at the end of the first paragraph:

Beginning in 2015, you can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs you own. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit.  Trustee-to-trustee transfers between IRAs are not limited.  Rollovers from traditional to Roth IRAs (“conversions”) are not limited.

This is for informational purposes only. You are not required to take any action.  If you need assistance, you can contact our offices in writing at 400 Broadway, P.O. Box 5720, Cincinnati, Ohio 45202-5720 or call us at 1-800-433-1778.